UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2019

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03. Material Modification to Rights of Security Holders.

As previously announced, Rennova Health, Inc. (the “Company”) issued Series B Common Stock Purchase Warrants on March 21, 2017 and September 19, 2017, each with a term of 18 months. The terms of each of such Warrants had been extended to June 2019. On March 27, 2019, the terms of such Warrants were further extended for 90 days.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company appointed Jonathan Immordino as our Chief Financial Officer effective April 8, 2019. Mr. Immordino, age 56, had served as the Interim Chief Financial Officer of Susan B. Allen Memorial Hospital, a not-for-profit, general acute-care medical facility in El Dorado, Kansas, since August 2018. From December 2017 to June 2018, he was the Interim Chief Financial Officer of Rockledge Regional Medical Center, a full-service 298-bed acute care hospital in Rockledge, Florida. Mr. Immordino served as Assistant Vice President of Finance of Inova Fairfax Health System, the largest hospital in Northern Virginia, from December 2015 through December 2017. Previously, from December 2013 to December 2015, he was the Interim Chief Financial Officer of the Health Care District of Palm Beach County, Florida.

Mr. Immordino will be paid $250,000 per annum and will be eligible for a bonus of up to $50,000 based on the achievement of specific performance goals to be agreed. He also will be entitled to participate in any stock option plan that may be implemented by the Company. If Mr. Immordino is terminated without cause between 90 days and one year after appointment, he will receive three months’ salary and if he is terminated without cause after one year after appointment he will receive six months’ salary.

Mr. Immordino has no family relationship with any of the executive officers or directors of the Company.

A copy of the press release issued by the Company announcing Mr. Immordino’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Marlene McLennan, the former Chief Financial Officer, has transitioned to the position of Executive Vice President of Hospital Operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated April 9, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2019	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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